UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2020, International Isotopes Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s stockholders approved the International Isotopes Inc. Amended and Restated Employee Stock Purchase Plan (the “ESPP”). The ESPP was amended to increase the number of authorized shares under the ESPP by 3,000,000 shares. The ESPP became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the ESPP are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”). The summaries of the ESPP set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 14, 2020, the Company held the Annual Meeting at the Company’s headquarters in Idaho Falls, Idaho. At the Annual Meeting, there were 265,174,290 shares of the Company’s common stock represented to vote either in person or by proxy, or approximately 62.57% of the outstanding shares of common stock, which represented a quorum. The final results of voting for each matter submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.	Steve T. Laflin, Christopher Grosso, and Robert Atcher were elected as directors of the Company, each to serve a one-year term and until his respective successor has been duly elected and qualified. The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steve T. Laflin	213,239,432	644,583	51,290,275
Christopher Grosso	213,461,059	422,956	51,290,275
Robert Atcher	213,461,890	422,125	51,290,275

2.	Haynie & Company was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, by the following votes:

Votes For	Votes Against	Abstain
264,835,311	138,710	200,269

3.	The International Isotopes Inc. Amended and Restated Employee Stock Purchase Plan was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
212,876,517	433,450	574,048	51,290,275

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	International Isotopes Inc. Amended and Restated Employee Stock Purchase Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ISOTOPES INC.

Date: July 21, 2020	By:	/s/ W. Matthew Cox
W. Matthew Cox Chief Financial Officer and Secretary

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